Business Combination, Acquisition Of NVG	12 Months Ended
Aug. 31, 2025
Business Combination - Acquisition of NVG
Business Combination - Acquisition of NVG

6. Business Combination – Acquisition of NVG

Description of the transaction

On June 20, 2025 (the “Acquisition Date”), the Company completed the acquisition of all of the issued and outstanding shares of NVG, a Florida-based recreational boat retailer and service company. NVG operates multiple locations focused on the sale of new and used boats, parts and accessories, and the provision of related maintenance and marine services.

The acquisition forms part of the Company’s strategy to expand its U.S. footprint, broaden its dealer and distribution network and create a platform to support the commercialization of its electric propulsion solutions. Following the acquisition, NVG and its subsidiaries are wholly owned subsidiaries of the Company and have been consolidated from June 20, 2025.

Consideration Transferred

In accordance with IFRS 3 Business Combinations, the Company measured the consideration transferred at fair value at the Acquisition Date. The total purchase consideration was determined to be $10,880,631, consisting of the following components:

Fair Value
Component	$
Initial Convertible Note	5,601,934
Subsequent Convertible Note	1,235,598
Real Estate Note	2,545,013
Share Consideration	1,498,086
10,880,631

The Initial Convertible Note is a convertible promissory note which was issued to Roger Moore, a related party (see note 21), at the Acquisition Date for $4 million, with a maturity date of June 20, 2027. The convertible note accrues interest at 6.0% per annum and has monthly interest payments of $20,000. The convertible note can be converted at anytime to Voting Common Shares of the Company at an exercise price of $8.624.

The Subsequent Convertible Note is a convertible promissory note which will be issued to Roger Moore, a related party (see note 21), for $2 million with a term of 36 months. The convertible note will accrue interest at 6.0% per annum and have monthly interest payments of $10,000. The convertible note will be convertible at anytime to Voting Common Shares of the Company at an exercise price of $8.624. The issuance is contingent on the outcome of certain legal claims against NVG. A 50% probability was assigned to the issuance of this instrument.

The Real Estate Note is a convertible promissory note which will be issued to Roger Moore, a related party (see note 21), for $2 million with a term of 36 months. The convertible note will accrue interest at 6.0% per annum and have monthly interest payments of $10,000. The convertible note will be convertible at anytime to Voting Common Shares of the Company at an exercise price of $8.624. The issuance is contingent on the completion of certain real estate transactions (see below Real Estate Agreement section).

The Share Consideration consists of up to 255,012 Voting Common Shares of the Company to be issued to Roger Moore, a related party (see note 21). The issuance is contingent on the completion of certain real estate transactions (see below Real Estate Agreement section).

The Initial Convertible Note, the Subsequent Convertible Note and the Real Estate Note contain embedded conversion features which require bifurcation into debt and option components in accordance with IAS 32 and IFRS 9. At the acquisition date, the fair value of each component was determined in accordance with IFRS 13 using valuation techniques consistent with those applied by an independent valuation specialist.

The debt components were valued using a discounted cash flow model based on the contractual interest and principal payments, discounted using credit-adjusted market yields reflective of Vision Marine’s estimated unsecured borrowing rate and observable credit spreads for CCC-rated U.S. Consumer Discretionary issuers with similar maturities. Where applicable, present-value adjustments were applied to instruments expected to be issued at a future date.

The conversion option components were valued using a Black-Scholes option pricing model, which incorporated Level 3 inputs including:

●	the Company’s quoted share price on the valuation date;

●	expected volatility based on historical daily, weekly and monthly volatility observations for the Company and comparable issuers;

●	risk-free interest rates derived from U.S. Treasury yields with maturities matching each instrument’s expected life;

●	expected terms to maturity consistent with the contractual lives of each instrument (adjusted for expected issuance timing where relevant);

●	a 0% dividend yield; and

●	for the Subsequent Convertible Note, a 50% probability weighting to reflect the contingent issuance conditions.

The Share Consideration was measured at fair value using the Company’s closing share price on June 20, 2025, adjusted for a discount for lack of marketability, determined with reference to put-option models and empirical restricted-stock studies.

In accordance with IFRS 9, each note was bifurcated into a debt host and an embedded derivative, and the Share Consideration was classified as equity, as follows:

Initial Convertible Note

●	Long-term debt portion: $3,282,369
●	Derivative (option) portion: $2,319,565

Subsequent Convertible Note

●	Long-term debt portion: $695,572
●	Derivative (option) portion: $540,026

Real Estate Note

●	Long-term debt portion: $1,376,954
●	Derivative (option) portion: $1,168,059

Share consideration

●	Contributed surplus: $1,498,086

The debt components are measured at amortized cost and the embedded derivatives are measured at FVTPL (notes 20 and 21).

Real Estate Agreement

Prior to the acquisition, certain real estate previously used by NVG was transferred to entities controlled by the previous owner, Roger Moore, a related party (note 21). Concurrently with the acquisition, the Company entered into a Real Estate Agreement under which it may either:

●	acquire the equity of the real estate holding entities; or
●	approve a sale of the properties and receive the net proceeds (after selling costs and mortgages payable).

The Real Estate Note will be issuable if two of these properties are acquired or sold, while the Share Consideration will be issuable rateably as all of the real estate properties are acquired or sold. A 100% probability was assigned to the issuance of the Real Estate Note and the Share Consideration under the Real Estate Agreement.

Under the Real Estate Agreement, the Company is entitled to receive the net proceeds from the sale of six real estate properties owned by Marine Ventures LLC and related entities, all related parties (note 21). The Company recognized Proceeds receivable from related parties of $10,389,917 at the Acquisition Date, representing the fair value of its right to receive those proceeds.

The Proceeds receivable from related parties consists of an issued non-interest bearing demand note receivable from Marine Ventures LLC of $3,422,154 and a contingent receivable of $6,967,763. Both of these instruments represent a pass-through right to receive the net cash proceeds (gross sale price less selling costs and outstanding mortgage balances) upon the sale of each property. The total Proceeds receivable from related parties is therefore a non-interest-bearing contingent financial asset whose settlement is linked directly to the completion of the underlying property sales.

Because the cash flows associated with the Proceeds receivable from related parties are not fixed or solely payments of principal and interest, the contingent receivable is required to be measured at fair value through profit or loss under IFRS 9. At the Acquisition Date, the fair value of $6,967,763 reflected:

●	management’s estimate of expected net proceeds from all six properties;

●	the expected timing of property sales through December 31, 2025);

●	probability-adjusted outcomes consistent with market participant assumptions; and

●	discounting of the estimated cash flows using a credit-adjusted discount rate of 18.6% to reflect both counterparty credit risk and the lack of a contractual interest feature.

Because the financial asset is measured at fair value through profit or loss, no amortized cost carrying amount is recorded, and subsequent changes in fair value are recognized in profit or loss in accordance with IFRS 9.

A 100% probability was assigned to realization of the Proceeds receivable from related parties based on the valuations and sales processes in place at the acquisition date.

In addition, it is classified as a current receivable due from a related party (note 21).

Identifiable assets acquired and liabilities assumed

The purchase price allocation (“PPA”) was performed in accordance with IFRS 3. Except as noted below, the carrying values of assets and liabilities approximate their fair values. A brand name intangible asset was identified and valued using a relief-from-royalty method. Dealer agreements were not recognized as intangible assets because the manufacturers retain termination rights and the agreements do not meet the control or separability criteria under IFRS 3.

The identifiable assets acquired and liabilities assumed at fair value as at June 20, 2025 are summarized below:

Fair Value
Item	$
Cash and cash equivalents	1,869,559
Trade and other receivables	487,909
Inventories	35,137,729
Prepaid expenses and deposits to suppliers	656,996
Right-of-use assets	7,144,395
Property and equipment	2,313,826
Intangible asset	270,448
Proceeds receivable from related parties	10,389,917
Other financial assets	84,924
Trade and other payables	(6,584,138)
Contract liabilities	(4,675,341)
Floor plan financing	(41,974,306)
Lease liabilities	(7,213,676)
Long-term debt	(2,037,968)
Deferred income tax liability	(71,669)
Net identifiable assets (liabilities)	(4,201,395)

The reconciliation to the consideration transferred is as follows:

$
Net identifiable assets (liabilities)	(4,201,395)
Goodwill arising on acquisition	15,082,026
Total consideration transferred	10,880,631

Identifiable intangible assets

The NVG brand name was the only separately identifiable intangible asset recognized as part of the business combination. It was valued using a relief-from-royalty method under IFRS 13 based on:

●	an applied royalty rate of 0.1% of revenues;
●	a discount rate of 15%; and
●	an estimated useful life of 5 years.

The brand name is amortized on a straight-line basis over its estimated useful life and is included within “Trade name” in note 13. Dealer and franchise agreements were reviewed but were not recognized as separate intangible assets because they are non-transferable and revocable at the discretion of the grantors.

Goodwill arising on acquisition

Goodwill of $15,082,026 was recognized as the excess of the total consideration transferred over the net fair value of identifiable assets acquired and liabilities assumed. Goodwill reflects:

●	expected synergies from integrating NVG’s retail platform with the Company’s electric propulsion offerings;
●	the value of NVG’s assembled workforce and dealer relationships; and
●	anticipated growth opportunities in the U.S. recreational marine market.

Goodwill arising from the NVG acquisition was allocated to the NVG CGU, which forms part of the Company’s marine retail and distribution operations.

Deferred income tax liability

A deferred income tax liability of $71,669 was recognized on temporary differences arising from the fair value adjustments recorded in the purchase price allocation, primarily related to the brand name.

Goodwill impairment

As at August 31, 2025, the Company performed an impairment test of the NVG CGU. Based on a value-in-use and fair-value-less-costs-of-disposal analysis using updated cash-flow projections and market assumptions, the recoverable amount of the CGU was determined to be lower than its carrying amount.

The Company therefore recognized a goodwill impairment loss of $15,082,026, fully writing off the goodwill recognized on the NVG acquisition. See note 7 for details.

Acquisition-related costs

Acquisition-related legal, advisory and due diligence costs were expensed as incurred and are included within professional fees in the consolidated statement of comprehensive loss for the year ended August 31, 2025.

NVG contribution to results

From June 20, 2025 to August 31, 2025, NVG contributed approximately $12.8 million of revenue, $4.7 million of gross profit and a net loss of $0.5 million to the Company’s consolidated results.

If the acquisition had occurred on September 1, 2024, management estimates that consolidated revenues for the year ended August 31, 2025 would have been approximately $76.5 million, and the consolidated net loss would have been approximately $53.1 million. Excluding a provision for impairment of inventories of approximately $20.6 million that was taken by NVG immediately before the Acquisition Date, the consolidated net loss would have been approximately $32.5 million. These pro-forma amounts are based on NVG’s historical results, adjusted to reflect differences in accounting policies and acquisition-related financing effects.